Exhibit 10.9

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on April 27, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan Region of the People’s Republic of China):

Party A: Beike Jinke (Tianjin) Technology Co., Ltd. (hereinafter “Pledgee”);

Legal Representative: FAN Zhuopeng

Party B: Party C’s shareholders as listed in Annex I of this Agreement

  (Hereinafter referred to individually as “Pledgor”, collectively as “Pledgors”); and

Party C: Beijing Yiju Taihe Technology Co. Ltd.

Legal Representative: WEI Yong

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to individually as a “Party”, collectively as the “Parties”.

Whereas:

(1)                       Pledgors are the shareholders of Party C, as of the effective date of this Agreement, Party C’s ownership structure is as shown in Annex I hereto.  Party C is a limited liability company registered in Beijing, China, engaging in financial services business.  Party C acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

(2)                       Pledgee is a wholly foreign owned enterprise registered in China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Pledgee, Pledgors and Party C have executed an Exclusive Option Agreement (as defined below); each Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee;

(3)                       To ensure that Party C and Pledgors fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, and the Power of Attorney, each Pledgor hereby pledges to the Pledgee all of the equity interest that such Pledgor holds in Party C as security for fulfillment by Party C and Pledgors of their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, and the Power of Attorney .

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

Section 1                     Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                     Pledge: shall refer to the security interest granted by Pledgors to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2                     Equity Interest: shall refer to all equity interests in Party C currently held by Pledgors, and all of the equity interests hereafter acquired by Pledgors in Party C.

1.3                     Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4                     Transaction Documents: the Exclusive Business Cooperation Agreement executed on December 28, 2018 (“Exclusive Business Cooperation Agreement”) by and between Party C and Pledgee; the Exclusive Option Agreement executed by and among Party C, Pledgors and Pledgee on the same date of this Agreement (“Exclusive Option Agreement”); and the Power of Attorney executed by the Pledgors on the date hereof (“Power of Attorney”), and any modification, amendment and/or restatement to the aforementioned documents.

1.5                     Contract Obligations: shall refer to all the obligations of Pledgors under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6                     Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default.  The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgors’ and/or Party C’s Contract Obligations and etc..

1.7                     Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8                     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

Section 2                     The Pledge

2.1                     Pledgors agree to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement.  Party C hereby assents that Pledgors pledge the Equity Interest to the Pledgee pursuant to this Agreement.

2.2                     During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest.  Pledgors may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee.  Dividends received by Pledgors on Equity Interest after deduction of individual income tax paid by Pledgors shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3                     Pledgors may subscribe for capital increase in Party C only with prior written consent of Pledgee.  Any equity interest obtained by Pledgors as a result of such Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest. With respect to such increased Equity Interest, a further pledge agreement should be signed, and the Parties shall file pledge registration in connection herewith.

2.4                     In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgors upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

Section 3                     Term of Pledge

3.1                     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”), and thereafter shall be continuously valid until (1) all Contract Obligations have been fulfilled and all Secured Indebtedness have been repaid up, or (2) if the Pledgee and/or its designee decides to purchase all the equity interests held by the Pledgors in Party C in accordance with Exclusive Option Agreement to the extent as permitted by PRC laws, the equity interests of Party C have been transferred to the Pledgee and/or its designee in accordance with law and Pledgee and/or its designee have been legally qualified to engage in business of Party C.  The Pledgors and Party C shall register the Pledge hereof in the shareholders’ register of Party C on the date hereof and the Pledgors shall handle the industrial and commercial registration relating to the Pledge on the same day. The Parties jointly confirm that for the purpose of registering the Pledge with the industrial and commercial administration, the Parties shall, upon request of Party A, submit a copy of this Agreement or an equity pledge agreement executed in the form required by the local industrial and commercial administration where Party C resides (“AIC Equity Pledge Agreement”) to the industrial and commercial administration. Where there is any inconsistency between AIC Equity Pledge Agreement and this Agreement, this Agreement shall prevail.  The Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, pursuant to the PRC laws and regulations and the requirements of relevant AIC, to ensure that the Pledge shall be registered as soon as possible after filing.

3.2                     During the Term of Pledge, in the event the Pledgors and/or Party C fail to perform the Contract Obligations or pay Secured Indebtedness, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

Section 4                     Custody of Records for Equity Interest subject to Pledge

4.1                 During the Term of Pledge set forth in this Agreement, Pledgors shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution date of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

Section 5                     Representations and Warranties of Pledgors and Party C

As of the effective date of this Agreement, Pledgors and Party C hereby severally but not jointly and represent and warrant to Pledgee that:

5.1                 Pledgors are the sole legal and beneficial owner of the Equity Interest.

5.2                 Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                 Except for the Pledge, Each Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4                 Pledgors and Party C have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

5.5                 The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s Sections of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

Section 6                     Covenants of Pledgors and Party C

6.1                 During the term of this Agreement, Pledgors and Party C hereby severally but not jointly covenant to the Pledgee:

6.1.1                     Pledgors shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2                     Pledgors and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     Pledgors and Party C shall promptly notify Pledgee of any event or notice received by Pledgors that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgors that may have an impact on any guarantees and other obligations of Pledgors arising out of this Agreement.

6.2                 Pledgors agree that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of such Pledgor or any other persons through any legal proceedings.

6.3                 To protect or perfect the security interest granted by this Agreement for fulfillment of Contract Obligations and repayment of Secured Indebtedness, Pledgors hereby undertake to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgors also undertake to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgors undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                 Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement.  In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all losses resulting therefrom.

Section 7                     Event of Default

7.1                 The following circumstances shall be deemed Event of Default:

7.1.1                    Pledgors’ any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2                    Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2                 Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1,

Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3                 Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and/or Party C delivers a notice to the Pledgors requesting rectification of such Event of Default, Pledgee may issue a Notice of Default to Pledgors in writing at any time thereafter, demanding the exercise of Pledge in accordance with the provisions of Section 8 of this Agreement.

Section 8                     Exercise of Pledge

8.1                 Pledgee shall issue a Notice of Default to Pledgors when exercising the Pledge.

8.2                 Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default.  Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3                 After Pledgee issues a Notice of Default to Pledgors in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.  The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4                 The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment.  After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgors or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where such Pledgor resides, with all expense incurred being borne by such Pledgor.  To the extent permitted under applicable PRC laws, Pledgors shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5                 Pledgee may exercise any remedy measure available simultaneously or in any order.  Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6                 Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgors or Party C shall not raise any objection to such exercise.

8.7                 When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

Section 9                     Breach of Agreement

9.1                   If Pledgors or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgors or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

Section 10              Assignment

10.1          Without Pledgee’s prior written consent, Pledgors and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2          This Agreement shall be binding on Pledgors and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3          At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and under this Agreement to its designee(s), in which case the designee shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4          In the event of a change in Pledgee due to an assignment, Pledgors and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

10.5          Pledgors and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  Any remaining rights of Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by any Pledgor except in accordance with the written instructions of Pledgee.

Section 11              Termination

11.1              This Agreement shall automatically terminate upon the fulfillment of all Contract Obligations and the full repayment of all Secured Indebtedness by Pledgors and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgors’ request as soon as reasonably practicable and shall assist Pledgors to de-register the Pledge from the shareholders’ register of Party C and cancel the registration of Pledge with relevant PRC local administration for industry and commerce (if Pledge has been registered).

11.2              The provisions under Section 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination hereof.

11.3              The Parties hereby agree that this Agreement, from the effective date hereof, the Equity Interest Pledge Agreement executed by the Parties (except for Beijing Lianjia Real Estate Agency Co., Ltd.) on December 28, 2018 shall be entirely terminated and shall be entirely superseded and replaced by this Agreement.

Section 12              Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Section 13              Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

Section 14              Governing Law and Resolution of Disputes

14.1              The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

14.2              In the event of occurrence of any dispute arising from or with respect to the performance of this Agreement, either Party may submit such dispute to the Beijing Arbitration Commission for arbitration in Beijing in accordance with the arbitration procedures and rules of such arbitration commission effective at that time. The arbitration tribunal shall consist of three arbitrators appointed in accordance with arbitration rules, among which one is appointed by applicant of the arbitration, one is appointed by the respondent of the arbitration and the third one is jointly appointed by the first two arbitrators through consultations or by Beijing Arbitration Commission. The arbitration shall be conducted in a confidential manner. The language of arbitration shall be Chinese. The arbitral award shall be final and binding upon both Parties. Where appropriate, the arbitration tribunal or the arbitrators may, in accordance with the dispute resolution provisions and/or the applicable PRC laws, adjudicate indemnification or injunctive relief (including, without limitation, for the need of the conduct of the business or the compulsory transfer of assets) against the equity interests, assets, property interests or land assets of Party C and its subsidiaries or adjudicate the winding up of Party C and its subsidiaries. In addition, in the period of composition of the arbitral tribunal or if it is appropriate, upon the request of a Party of the dispute, a court of competent jurisdiction, including a PRC court, shall be entitled to impose an interim injunction or other interim relief in aid of the arbitration, and in addition to the PRC courts, the courts of Hong Kong, the courts of Cayman Islands and the courts of where the major assets of Party C and/or its subsidiaries are located shall also be deemed to have jurisdiction for such above purpose.

14.3              During the arbitration period, the Parties shall continue to exercise their rights and continue to perform their obligations under this Agreement except for the part under dispute and submitted to arbitration.

Section 15              Notices

15.1              All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party.  A confirmation copy of each notice shall also be sent by E-mail.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.1.1              Notices given by personal delivery (including express services) shall be deemed effectively given on the date of signed receipt;

15.1.2         Notices given by registered mail with postage prepaid shall be deemed effectively given on the fifteenth day following the date indicated on the return receipt;

15.1.3         Notices given by facsimile transmission shall be deemed effectively given on the date as recorded in the fax. If such facsimile is delivered after 5 p.m. or on a non-business day, the notice shall be deemed to be effectively given on the next business day;

15.2                        For the purpose of notices, the addresses of the Parties are as indicated in Annex II hereto:

15.3                        Any Party may change its address for notices by sending a notice to the other Parties in accordance with the terms hereof.

Section 16              Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

Section 17              Attachments

The attachments set forth herein shall be an integral part of this Agreement.

Section 18              Effectiveness

18.1              This Agreement shall become effective upon execution by the Parties (if the party is an individual; or upon sealing if the party is a non-individual).

18.2              Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

Section 19              Counterparts

This Agreement may be executed in multiple copies, with each copy having the same legal effects.

[The Reminder of This Page is Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beike Jinke (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ FAN Zhuopeng
Name: FAN Zhuopeng
Title: Legal Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

ZUO Hui

By:	/s/ ZUO Hui

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

SHAN Yigang

By:	/s/ SHAN Yigang

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

XU Wan’gang

By:	/s/ XU Wan’gang

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

DANG Jie

By:	/s/ DANG Jie

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

DU Xin

By:	/s/ DU Xin

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

CHEN Rong

By:	/s/ CHEN Rong

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

RUAN Guangjie

By:	/s/ RUAN Guangjie

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

GAO Jun

By:	/s/ GAO Jun

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Gaotong Business Consulting Co., Ltd. (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Juge Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jingchuang Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jingda Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Mingchen Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jurui Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Chuangtian Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Fuxun Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beijing Lianjia Real Estate Agency Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Equity Interest Pledge

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beijing Yiju Taihe Technology Co., Ltd. (Seal)

By:	/s/ WEI Yong
Name:	WEI Yong
Title:	Legal Representative

Signature Page to Equity Interest Pledge

Annex I: Party C’s Ownership Structure

Shareholder	Subscribed Registered Capital (RMB)	Shareholding Percentage
ZUO Hui	18,950,000	2.5365%
Tianjin Gaotong Business Consulting Co., Ltd.	69,022,335	9.2388%
Tianjin Juge Business Consulting Partnership (Limited Partnership)	5,968,681	0.7989%
Tianjin Jingchuang Business Consulting Partnership (Limited Partnership)	7,212,370	0.9654%
Tianjin Jingda Business Consulting Partnership (Limited Partnership)	7,580,000	1.0146%
Tianjin Mingchen Business Consulting Partnership (Limited Partnership)	1,793,496	0.2401%
Tianjin Jurui Business Consulting Partnership (Limited Partnership)	5,167,286	0.6917%
SHAN Yigang	5,235,696	0.7008%
DANG Jie	720,998	0.0965%
XU Wan’gang	2,428,897	0.3251%
GAO Jun	2,299,877	0.3078%
Tianjin Chuangtian Business Consulting Partnership (Limited Partnership)	16,299,662	2.1818%
Tianjin Fuxun Business Consulting Partnership (Limited Partnership)	946,298	0.1267%
DU Xin	3,027,332	0.4052%
CHEN Rong	355,776	0.0476%
RUAN Guangjie	80,159	0.0107%
Beijing Lianjia Real Estate Agency Co., Ltd.	600,000,000	80.3117%
Total	747,088,863	100.0000%

Annex I

Annex II Address for Notices

To Each Party:

Mailing Address: Building 1, Yard 9, Jiuxianqiao East Road, Chaoyang

District, Beijing

Tel.: ***********(WANG Qingsong); *********** (GUO Shanshan)

Email: *************; *************
Contact person: WANG Qingsong; GUO Shanshanan

Annex II

Annex III

1.                              Shareholders’ Register of Party C;

2.                              The Capital Contribution Certificate for Party C;

3.                              Excusive Business Cooperation Agreement;

4.                              Exclusive Option Agreement;

5.                              Power of Attorney.

Annex III